Exhibit 21.1
LIST OF SUBSIDIARIES

Morgans Group LLC
Morgans Hotel Group Management LLC
Morgans Holdings LLC
Morgans/Delano Pledgor LLC
Madison Bar Company LLC
SC Morgans/Delano LLC
SC Madison LLC
SC Collins LLC
Beach Hotel Associates LLC
Royalton Pledgor LLC
43rd Restaurant LLC
Royalton LLC
Henry Hudson Senior Mezz LLC
Hudson Pledgor LLC
SC 58th Street LLC
58th Street Bar Company LLC
Mondrian Pledgor LLC
8440 LLC
Sunset Restaurant LLC
Mondrian Holdings LLC
Henry Hudson Holdings LLC
Hudson Leaseco LLC
Hudson Managing Member LLC
Hudson Residual Interest, Inc.
Shore Club Holdings LLC
Philips South Beach LLC
Clift Holdings LLC
SC Geary LLC
495 Geary LLC
495 ABC License LLC
MHG Scottsdale Holdings LLC
MHG Capital Trust I
Mondrian Scottsdale Mezz Holding Company LLC
Mondrian Senior Mezz LLC
Mondrian Miami Investment LLC
Mondrian Miami Capital LLC
RMF Capital LLC
MHG 1 Court Street Investment LLC
MHG 150 Lafayette Investment LLC
Collins Hotel Associates Mezz LLC
Collins Hotel Associates LLC
Morgans/LV Investment LLC
MHG PR Investment LLC
MHG Puerto Rico Management LLC
MHG PR Member LLC
WC Owner LLC
SC Restaurant Company LLC
1100 West Holdings LLC
1100 West Properties LLC
1100 West Holdings II LLC

MC South Beach LLC
Morgans Hotel Group Europe Limited
Morgans Hotel Group London Limited
Newco London City Limited
SC London LLC
SC London Limited
Royalton Europe Holdings LLC
Morgans Newco Limited
Royalton London LLC
Morgans Hotel Group UK Management Limited
Royalton UK Development Limited
Normandy Morgans Ames AHP LLC
Ames Court Street Mezz LLC
Ames Court Street LLC
Ames Court Street Hotel LLC
Historic Ames Building LLC
Historic Ames Building Credit JV LLC
Historic Ames Building Mezz LLC
Historic Ames Building Credit LLC
Hard Rock Hotel Holdings LLC
HRHH Adjacent Buyer LLC
HRHH Development Transferree LLC
HRHH JV Junior Mezz Two LLC
HRHH JV Junior Mezz LLC
HRHH JV Senior Mezz LLC
HRHH Development LLC
HRHH Café LLC
Hard Rock Hotel Inc
HRHH Gaming Junior Mezz Two LLC
HRHH Gaming Junior Mezz LLC
HRHH Gaming Senior Mezz LLC
HRHH IP LLC
HRHH Hotel/Casino LLC
HRHH Gaming Member LLC
HRHH Gaming LLC
Cape Soho Hotel LLC
Sochin Realty Managers LLC
Sochin Downtown Realty LLC
MHG St. Barths Investment LLC
Christopher Hotel Holdings LLC
MHG North State Street Investment LLC
Cedar Hotel Holdings LLC
Cedar Hotel LLC
MHG Mexico LLC
MHG Mexico Management S. de R.L de C.V.
Investment Interest Holdings — III LLC
MHG South America LLC